EXHIBIT 99

                   TEXT OF INVESTOR RELATIONS SLIDESHOW IN USE
                              BEGINNING MAY 7, 2002


                           FORWARD-LOOKING STATEMENTS

Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of this date. HEALTHSOUTH undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. Please refer to the company's SEC filings for a description of some of the factors that may affect the accuracy of such forward-looking statements.

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                                COMPANY OVERVIEW

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                                OUTPATIENT REHAB
                        #1 Market Share - 1,419 Locations
                            10% of $10 Billion Market

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                               OUTPATIENT SURGERY
                         #1 Market Share - 208 Locations
                            16% of $6 Billion Market

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                               DIAGNOSTIC IMAGING
                         #1 Market Share - 134 Locations
                             4% of $8 Billion Market

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                            INPATIENT REHABILITATION
                         #1 Market Share - 117 Locations
                      22% of 35,000 Bed Market (7,564 Beds)

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                             HEALTHSOUTH CORPORATION
              National Footprint with Approximately 1,900 Locations

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                             HEALTHSOUTH CORPORATION
                              Current MSA Coverage

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                             HEALTHSOUTH CORPORATION
                             Backfill Opportunities

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                               TOP PAYOR COVERAGE:
         Blue Cross/Blue Shield, United HealthCare, Aetna, Cigna, Humana

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                          LEADING SPORTS RELATIONSHIPS

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                          LEADING SPORTS RELATIONSHIPS

                            Unique National Presence

         Strong Brand Equity and Relationships with Leading Professional
                        And Amateur Sports Organizations

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                         JV and Strategic Relationships

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                    HEALTHSOUTH INTEGRATED WORKSITE SERVICES
o Largest Provider of Worksite Health and Disability Management Services in North America

o Provide Physical Therapy, Fitness, Wellness, Case Management, Occupational Health and Ergonomic Services to over 425 Worksite Locations

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                               WORKSITE CASE STUDY

o  Delta Airlines Operations Center
   -  Internal Audit conducted January, 2002

   -  Before the HEALTHSOUTH Ergonomic Awareness Program
      o  Six Departments Had a Total of 16 Back Injuries.

   -  After the HEALTHSOUTH Ergonomic Awareness Program was Implemented
      o  Only 2 Back Injuries
      o  Reduction in Total Worker's Comp Costs of $350,000  Over Two Years.
      o  Lost Work Days Reduced from 14 per Claim to 7

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                              WORKSITE COST SAVINGS

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                               EMPLOYER CONTRACTS
              Direct Employer Contracts with Fortune 1000 Companies

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                               HEALTHSOUTH REVENUE
                                 BY PRODUCT LINE

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                               PROVIDER OF CHOICE

o  Unique National Presence
o  Demographics Favor Outpatient Services Over Traditional Acute-Care Offerings
o Our Integrated Service Model Moves the Patient Through the System More Efficiently
o  HEALTHSOUTH Is a Leader in Technological Advances

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                      HEALTHSOUTH ADDS VALUE TO PHYSICIANS

o        Superior Clinical Care
o        Convenience of Ambulatory Setting
o        Dependable Block Times for Surgeons
o        Access to Additional Patient Volume
o        Ideal Platform for Introducing New Procedures and Technologies

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                       HEALTHSOUTH ADDS VALUE TO PATIENTS

o        Superior Clinical Care
o        Convenience of Ambulatory Setting
o        Pristine Facilities

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                         RECOGNIZED CLINICAL EXCELLENCE
                           2001 JCAHO Survey Results:
             HEALTHSOUTH Facility Scores vs. National Average Scores

HEALTHSOUTH Rehabilitation                                    94
National Hospital Organizations                               91
HEALTHSOUTH Surgery Centers                                   95
HEALTHSOUTH Diagnostic                                        96
National Ambulatory Organizations                             93

Source:  2001 JCAHO Survey Results

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                                 PRISTINE AUDIT

o  Unannounced Audit of Every  HEALTHSOUTH Facility
o  50 Point Checklist
o  Conducted by Ernst & Young
o  Overall Score of 98

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                        HEALTHSOUTH Adds Value to Payors

o  Lower Cost Per Episode
o  Ambulatory Setting More Cost Efficient

    PROCEDURE           HEALTHSOUTH      ACUTE CARE             SAVINGS
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    Knee (ACL)            $1,607          $2,768                  42%
    Shoulder              $2,259          $4,070                  44%
    Nasal Septum          $1,111          $2,327                  52%

o  National Provider Network
o  Electronic Claims Submission

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                        HRC LOST WORK DAY INCIDENCE RATE
                                  Per 100 FTE's

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                              GROWTH OPPORTUNITIES

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                         OUTPATIENT REHAB: GROWTH AREAS

o  Functional Capacity Evaluations (FCEs)
   -  Market Size of Approximately $800MM
o  Expand Fitness Center Programs
o  Increase Number of Referring Physicians
o  Increase Number of Annual Referrals per Physician

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                        OUTPATIENT SURGERY: GROWTH AREAS

o  Add Surgeons Through Partnership Syndications
   -  Added 665 New Surgical Partners to Date; Goal of 1,000
   -  Same Store Volume Up 7 Consecutive Quarters
o  Ensure Maximum Utilization by Surgical Partners
o  Highlight Physicians through Various Media Outlets
o  Introduce New Technologies To Drive Volume

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                            DIAGNOSTIC: GROWTH AREAS

o  New Diagnostic Applications
   -  New Technology Allows High-Speed, High Resolution Organ Scans
   -  Cardiac CT
   -  PET Scanners
   -  Virtual Colonoscopy

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                          INPATIENT REHAB: GROWTH AREAS

o  Expand Relationships with Tertiary-care Hospitals
o  Expand Product Lines
   -  Alliance with American Stroke Association
   -  Neurological Trauma
o  Take Advantage of Acute Care Units/Wings that May be Shut Down Due to PPS
o  First Time Ever Marketing to Medicare Patient Population


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                           REALIZE THE BENEFITS OF PPS

o  Effective January 1, 2002
o Have Received Notification of Payment on Several Thousand Claims Submitted Under PPS
o  Payment Has Been Identical to HEALTHSOUTH's Expected Payment
o  Validates HEALTHSOUTH's Analysis of Positive PPS Impact
o  Projected Contribution of at Least $0.07 to EPS in 2002
o  Upon Full Implementation, Expected Pre-Tax Benefit of Approximately $75MM

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                         TARGETED POPULATIONS UNDER PPS

Population               Profit Margin Per               HealthSouth
                                Case                       Case Mix

Stroke                           33%                           15%
Joint Replacement                31%                           17%
Hip Fracture                     30%                           11%
Pulmonary                        28%                            6%
Cardiac                          28%                            8%


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                                   WHY STROKE?

o  600,000-750,000 new strokes each year
o  4,400,000 stroke survivors
o  300,000 TIA's (mini-strokes) annually
o  5,500,000 total patients that could benefit from rehabilitation
o  Stroke is leading cause of disability in adults
o  Most stroke survivors do not get adequate rehab

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                               INPATIENT DIVISION:
                             Outpatient Growth Areas

o  Day Program
o  Sleep Medicine
o  Stroke
o  Diabetes

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                            OTHER GROWTH INITIATIVES

o  Clinical Trials
   -  Infrastructure in Place
   -  54 Trials Currently in Pipeline
o  Nationwide Platform To Roll Out New Devices and Technologies
o  New Medical Center
   -  State of the Art Design To Include Integrated Wireless Technologies
   -  Opening Mid 2004 in Birmingham, Alabama

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                          HEALTHSOUTH DIGITAL HOSPITAL

o HEALTHSOUTH is working with leading software developers and vendors to build the first integrated clinical management system in a new facility that will:
   -  Integrate Manufacturers/Suppliers onto a Single Technological Platform
   - Reduce Medical Errors -Enhance Building and Technological Efficiencies which will Allow More Time With Patients
o  Technology Will be Rolled Out to All HEALTHSOUTH Facilities
o  Site Work is Well Under Way

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                               FINANCIAL OVERVIEW

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                                  REVENUE TREND

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                                  EBITDA TREND

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                               EBITDA MARGIN TREND

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                                    EPS TREND

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                                2002 EPS GUIDANCE
                              Represents 39% Growth

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                              BALANCE SHEET RATIOS

                              1999       2000        2001         1Q02
                              ----       ----        ----         ----

DEBT/CAP                      49.3%       47.7%       44.4%        43.6%
EBITDA/INTEREST                6.9X        5.1X        5.6X         6.0X
DEBT/EBITDA                    2.6X        2.8X        2.5X         2.4X
DEBT                         $3.11B      $3.21B      $3.03B       $3.02B







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                            STRONG LIQUIDITY POSITION

o At End of 1Q02 Have Approximately $1.2B in Availability Under Current $1.75B Credit Facility
o  In Process of Renegotiating $1.75B Credit Facility which Matures June 2003
o  Expect to Complete New Bank Facility by End of 2Q02
o New Facility Will Provide Ample Availability to Take Out Last Remaining 2003 Maturity ($568MM Convert)

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                               FINANCIAL STRATEGY

o  20%+ Hurdle Rate on Growth Opportunities
o  Deploy Capital Strategically
o  Delivering 15% or Greater EPS Growth

RESULT: SUSTAINABLE, LONG-TERM GROWTH COMPANY
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                       MARKETING THE FUTURE OF HEALTHCARE

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                              CONSUMER PUBLICATIONS

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                                   GO FOR IT!
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                           HEALTHSOUTH BACK TO HEALTH

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COMING MAY 7, 2002
HEALTHSOUTH PRESENTS: "BEHIND THE GAME" ON FOX SPORTS NET

o  Focus on HEALTHSOUTH Star Physicians and Services
o  Feature HEALTHSOUTH Professional Sports Associations and Athletes
o  Consumer Focused Health Lifestyle Information That Educates and Builds Demand
o  Powerful Marketing Tool for HEALTHSOUTH Brand and Its Physicians

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                          HEALTHSOUTH MEDIA INITIATIVES

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                                   CASE STUDY
                               Dr. John McWilliams
                                 Los Angeles, CA

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                                   CASE STUDY

o Dr. McWilliams Increased His Cases in HEALTHSOUTH Surgery Center from Average of 8 per Month to 16 Cases per Month after the Back to Health TV Story

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                               SIGNIFICANT EVENTS

o  Digital Hospital Construction Under Way
o  Announced 42% EPS Growth for 1Q02
o  EBITDA Margin Reached 29.1% - Highest Level Since 1999
o Received Clearance from the FDA to Market the AutoAmbulator o Investor Day May 14, 2002 in Birmingham, AL

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                                  AUTOAMBULATOR

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                                     SUMMARY

o Leading Provider in Core Business Lines & One of the Largest Healthcare Providers in the US
o  National Network of High-Quality, State-of-the-Art Facilities
o  Delivering the Highest Quality Patient and Physician  Experience Available
o  Projected 39% Earnings Growth in 2002
o Providing Innovative Marketing Services and Opportunities that Create Consumer Demand and Physician Loyalty
o  Continue to be an Innovative Healthcare Company